UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Bumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas		78756
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, Bumble Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live audio webcast. The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2026 (the “Proxy Statement”). At the beginning of the Annual Meeting, holders representing 371,755,167 votes of the Company’s Class A common stock and 212,309,110 votes of the Company’s Class B common stock were represented in person or by proxy at the Annual Meeting, which represented 95.44% of the 611,947,777 combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of Class A common stock and Class B common stock have the number of votes per share as described in the Proxy Statement.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.

To elect three Class II directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Lynn Atchison	554,045,736	5,219,196	24,799,345
Amy M. Griffin	542,864,963	16,399,969	24,799,345
Sissie L. Hsiao	554,592,973	4,671,959	24,799,345

Each of the three nominees for Class II directors was elected to serve until the 2029 annual meeting of stockholders and until her successor has been elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal from office.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
583,333,370	379,213	351,694

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes on this matter.

Proposal 3: Advisory (Non-Binding) Vote To Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
528,502,965	30,567,387	194,580	24,799,345

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: June 8, 2026	By:	/s/ Deirdre Runnette
	Name:	Deirdre Runnette
	Title:	Chief Legal Officer

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